UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2025

Unusual Machines, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-270519	66-0927642
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4677 L B McLeod Rd, Suite J
Orlando, FL	32811
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (855) 921-4600

N/A

(Former name or former address, if changed since last report.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01	UMAC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

The information contained below in Item 5.02 is incorporated by reference into this Item 3.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On February 3, 2025, the Company issued the Company’s executive officers listed in the table below shares of restricted common stock. The shares of restricted common stock vest in equal quarterly increments over a one-year period, with the first two quarters vesting on May 19, 2025. The grants were exempt from Section 16(b) under the Securities Exchange Act of 1934 by virtue of Rule 16b-3 promulgated thereunder as it was approved by the Compensation Committee of the Board of Directors of the Company, which is comprised of three non-employee directors in accordance with Rule 16b-3(d). The shares of restricted common stock were granted under the Company’s 2022 Equity Incentive Plan, as amended, and are subject to each officer executing the Company’s standard Restricted Stock Agreement.

Officer	Amount of Restricted Common Stock
Allan Evans (1)	200,000
Brian Hoff	100,000
Andrew Camden	100,000
(1)	Shares issued to 8 Consulting LLC, an entity of which Dr. Allan Evans, the Company’s Chief Executive Officer, is the sole owner with voting and dispositive power.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 3, 2025, the Board of Directors of the Company approved amending the Company’s Amended and Restated Bylaws to allow for an adjournment of a meeting by a majority of a majority of the voting shares represented at the meeting, whether or not a quorum is present, to a date within 60 days from the record date (the “Amendment”).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed herewith as Exhibit 3.1 and is incorporated in its entirety herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
3.1	Amendment No. 1 to Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unusual Machines, Inc.

Date: February 5, 2025	By:	/s/ Brian Hoff
	Name:	Brian Hoff
	Title:	Chief Financial Officer

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